UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Date:	Thursday, February 13, 2020

Time:	9:00 AM MST

Place:	Good Times Restaurants Inc. 141 Union Boulevard, Suite 400, Lakewood, Colorado 80228

Record Date:	December 16, 2019

GENERAL INFORMATION

This proxy statement relates to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Good Times Restaurants Inc., a Nevada corporation (the “Company”). The Annual Meeting will be held on Thursday, February 13, 2020, at 9:00 am Local Time, at the Company’s corporate office specified above, or at such other time and place to which the Annual Meeting may be adjourned or postponed.  The enclosed proxy is solicited by our Board of Directors (the “Board”).

The terms “we,” “us,” and “our” in this proxy statement refer to the Company.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be Held on February 13, 2020: The proxy materials relating to the Annual Meeting, including this proxy statement and the Annual Report on Form 10-K for the fiscal year ended September 24, 2019 (the “Annual Report”), are available at www.proxyvote.com.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following matters:

1.	To elect four directors of the Company to serve for the next year;

2.	To submit an advisory vote on the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2020 (Proposal 3); and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making the proxy materials relating to the Annual Meeting, including this proxy statement and the Annual Report, available to our stockholders electronically via the Internet. On or about December 30, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Notice instructs you on how to access and review all important information contained in the proxy statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

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Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of December 16, 2019, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote their shares at the Annual Meeting or any adjournment or postponement thereof. At the close of business on December 16, 2019, there were 12,620,138 shares of our common stock, par value $0.001 per share (“Common Stock”), outstanding. Each outstanding share of our Common Stock is entitled to one vote. The Company’s bylaws (“Bylaws”) do not allow holders to cumulate votes in the election of directors.

How to Vote:

Internet	Visit the website listed on your proxy card. You will need the control number that appears on your proxy card.

Mail	Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.

Telephone	Call the telephone number listed on your proxy card. You will need the control number that appears on your proxy card.

In Person	You may attend the Annual Meeting and vote by ballot.

If you return the proxy card, you will authorize the individuals named on the proxy card, referred to as proxy holders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our Board. If your shares are held by a broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted.

What if I vote and then change my mind?

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by either (i) filing with our corporate secretary a written notice of revocation, (ii) sending in another duly executed proxy bearing a later date, or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

How can I get more information about attending the Annual Meeting and voting in person?

For additional details about the Annual Meeting, including directions to the meeting site and information about how you may vote in person if you so desire, please call or email Ryan M. Zink, our Acting Chief Executive Officer, Chief Financial Officer and Treasurer at (303) 384-1432 or at rzink@gtrestaurants.com.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of our Board, which are described in this proxy statement. Our Board recommends you vote:

Proposal 1 Election of directors	Vote FOR each director nominee

Proposal 2 To submit an advisory vote on the compensation of the Company’s named executive officers	Vote FOR

Proposal 3 Ratification of the appointment of independent registered public accounting firm	Vote FOR

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock on the record date will constitute a quorum at the Annual Meeting, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What vote is required to approve each proposal?

Vote Required. Approval of each proposal (other than the election of directors and the advisory vote on the compensation of the Company’s named executive officers to be considered and voted upon at the Annual Meeting will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter (assuming we have a quorum as described above). Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter (Proposal 1). A properly executed proxy marked “ABSTAIN” with respect to a proposal will not be voted for that proposal but will be counted for purposes of whether there is a quorum at the meeting.

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Effect of Broker Non-Votes. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent. No postage is necessary if mailed in the United States. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion on “routine” matters. Only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter at the Annual Meeting. Where a proposal is not routine, a broker who has not received instructions from its clients may not be permitted to exercise voting discretion. Votes that could have been cast on the matter in question if the brokers have received their customers’ instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.” Thus, if you do not give your broker or nominee specific instructions with respect to Proposals 1 and 2, your shares may not be voted on those matters and will not be counted as a vote cast in determining the number of shares necessary for approval of those matters. Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposals to be voted on at the Annual Meeting. If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

Who pays for this proxy solicitation?

The Company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of the Notice or proxy materials and any additional solicitation materials furnished to the stockholders. In addition to solicitation by mail, proxies may be solicited by our directors, officers, and regular employees by telephone or personal interview. These individuals will not receive any compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

How many copies of the Notice or proxy materials are delivered to a shared address?

If you and one or more stockholders share the same address, it is possible that only one copy of the Notice or proxy materials was delivered to your address. This is known as “householding.” We will promptly deliver separate copies to you if you call or write us at our principal executive offices at 141 Union Boulevard, #400, Lakewood, Colorado 80228 Attn: Corporate Secretary, telephone: (303) 384-1400. If you want to receive separate copies of the Notice or proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

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PROPOSAL 1	ELECTION OF DIRECTORS

Currently the size of our Board is set at a maximum of five directors. All of our directors are elected annually to serve a one-year term expiring at the next annual meeting of stockholders. The four nominees for election at the Annual Meeting, listed below, are currently serving as directors of the Company. Each nominee has consented to be named in this proxy statement and to serve as a director if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by our Board.

The following table sets forth certain information about the Company’s four director nominees.

Name	Age	Director Since	Other Positions Held with the Company
Geoffrey R. Bailey	68	1996	Chairman of the Board Chairman of the Compensation Committee
Charles Jobson	59	2017	Member of the Audit Committee Member of the Compensation Committee
Jason S. Maceda	51	2018	Chairman of the Audit Committee
Robert J. Stetson	69	2014	Member of the Audit Committee Member of the Compensation Committee

Business Experience

Geoffrey R. Bailey

Mr. Bailey is retired. Mr. Bailey previously served as a director of The Erie County Investment Co., which owns 99% of The Bailey Company, a position he held from 1979 to 2018. The Bailey Company was previously a franchisee and joint-venture partner of the Company and a former large, multi-unit franchisee of Arby’s. Mr. Bailey is a graduate of the University of Denver with a Bachelor’s degree in Business Administration.

Mr. Bailey was selected to serve on our Board considering his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance and management.

Charles Jobson

Mr. Jobson has investment experience in the hedge fund and private equity areas.  In 2019, he partnered with PAI Partners in taking Wessanen private.  Wessanen is a leading European organic food company with brands such as Bjorg, Clipper Tea, Whole Earth, Bonneterre, Isola Bio, and Alter Eco.  Mr. Jobson co-founded and ran Delta Partners, a long-short hedge fund from 1999-2019, reaching a peak asset level of $2.9 billion.  Prior to launching Delta, Mr. Jobson was a Vice President and a member of an eight-person investment committee managing a $3.5 billion U.S. equity portfolio at Baring Asset Management, an international investment firm, from 1994 to 1998.  From 1990-1994, Mr. Jobson was an equity analyst with State Street Research & Management, Inc. where his responsibilities included analysis of commodity and specialty chemicals, homebuilding, supermarkets/drug stores, and real estate investment trusts.

Mr. Jobson holds an undergraduate degree from Northwestern University and an MBA with a concentration in finance from the Fuqua School of Business at Duke University. Mr. Jobson is a member of the CFA Institute and the Boston Securities Analysts Society.

Mr. Jobson was selected to serve on our Board considering his substantial experience in financial and capital markets.

Jason S. Maceda

Mr. Maceda is Senior Vice President, Baskin-Robbins U.S. and Canada, responsible for all aspects of the business including operations, marketing and development. Mr. Maceda has held this position since July 2017.  Mr. Maceda previously served as the Dunkin’ Brands’ Vice President of U.S. Financial Planning and Corporate Real Estate from 2012 to 2017. As a twenty-one year employee of Dunkin’ Brands (Dunkin’ Donuts & Baskin Robbins), Mr. Maceda has held several leadership positions in the Dunkin’ Brands Finance Department.  Prior to Dunkin’ Brands, he held a supervisory position in the finance department of Davol Inc., a subsidiary of C.R. Bard Inc., a multi-national manufacturer of healthcare products. He began his career in public accounting with Ernst & Young.  He also is the Treasurer and a Board member of the Joy in Childhood Foundation where the primary mission is to bring joy to sick and hungry children.  He holds an undergraduate degree and MBA from the University of Rhode Island.

Mr. Maceda was selected to serve on our Board considering his substantial experience within the food and beverage industry and his broad knowledge concerning finance and management.

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Robert J. Stetson

Mr. Stetson is the CEO and Chairman of US Restaurant Properties, a privately-owned landlord of chain restaurant properties founded in 2009.  From 1994-2005, he was a founder, director, and CEO (excluding 1999-2001) of U.S. Restaurant Properties Inc., a NYSE traded Real Estate Investment Trust. He has served on several restaurant company boards including Del Frisco’s, Capital Grille and Bugaboo Creek Steakhouses, and Shoney’s Inc. Additionally, he was President-Restaurant Division of Burger King Corporation and CFO and later CEO of Pearle Vision, the eyewear retailer. He has a BA from Harvard University and an MBA from Harvard Business School.

Mr. Stetson was selected to serve on our Board considering his substantial experience within the restaurant industry and his broad knowledge concerning corporate governance, leadership and finance.

Vote Required for Approval

Directors are elected by a plurality of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker non-votes and abstentions will not count as votes in favor of or against election of the directors and will have no effect on the vote total for the election of the directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE FOR PROPOSAL 1

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PROPOSAL 2	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote on an advisory (non-binding) basis regarding the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules promulgated by the Securities and Exchange Commission (“SEC”). Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The principal objectives of our executive compensation programs are to attract, retain, and motivate talented executives, reward strong business results and performance, and align the executive’s interests with stockholder interests.

We believe that the Company’s executive compensation programs have been effective in incenting the achievement of our positive results. We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a stockholder, the opportunity to express your views regarding our fiscal year 2020 executive compensation policies and procedures for named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and procedures described in this Proxy Statement.

Accordingly, we ask our stockholders to vote “FOR” the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the summary compensation tables and related narrative information set forth in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders.

Although this is an advisory vote that will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote.

We currently hold our say-on-pay vote every two years and the next vote will be in 2022. Stockholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. The next advisory vote on the frequency of the say-on-pay vote will occur no later than 2025.

Vote Required for Approval

Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2

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PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended September 24, 2019 was Moss Adams LLP (“Moss Adams”). It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Company has selected Moss Adams as the Company’s principal independent registered public accounting firm for the fiscal year ending September 29, 2020. Stockholder ratification of the appointment is not required under the laws of the State of Nevada, but the Board has decided to ascertain the position of the stockholders on the appointment. The Company will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its stockholders’ best interests.

Vote Required

Proposal 3 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker non-votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” PROPOSAL 3

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CORPORATE GOVERNANCE

Director Independence

The Company’s Common Stock is listed on the NASDAQ Capital Market under the trading symbol “GTIM”. NASDAQ listing rules require that a majority of the Company’s directors be “independent directors” as defined under NASDAQ Rule 5605(a)(2).

The Board has determined that of the current directors and director nominees, Messrs. Bailey, Jobson, Maceda and Stetson are independent under the NASDAQ listing standards. The Board has also determined that each of the three current members of the Audit Committee is independent under the NASDAQ listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that each of the three current members of the Compensation Committee is independent under the NASDAQ listing standards and Rule 10C-1 under the Exchange Act.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the Board. However, the Board has determined that separating these roles is in the best interests of the Company’s stockholders at this time. The Board believes that this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Risk Oversight

Material risks are identified and prioritized by the Company’s management and reported to the Board for oversight. The Board administers the Board’s risk oversight function. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. In addition, the Board continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Ethics

The Company has adopted a Code of Business Conduct which applies to all directors, officers, employees, and franchisees of the Company. The Code of Business Conduct was filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003. The Code of Business Conduct is also available on the Company’s website at investors.goodtimesburgers.com.

Board Committees

The standing committees of the Board are the Audit Committee, which is currently comprised of Messrs. Maceda (Chairman) Jobson and Stetson; and the Compensation Committee, which is currently comprised of Messrs. Bailey (Chairman), Jobson and Stetson. As discussed under the heading “Nominee Selection Process” below, there is no standing nominating committee of the Board and instead the Board, as a whole, acts as the nominating committee for the selection of nominees for election as directors.

Audit Committee

The Board has determined that all of the members of the Audit Committee are independent under the NASDAQ listing standards and Rule 10A-3 under the Exchange Act. In addition, the Board has determined that Messrs. Jobson, Maceda and Stetson qualify as audit committee financial experts, as that term is defined by the SEC rules, by virtue of having the following attributes through relevant experience: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves; (iii) experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The function of the Audit Committee relates to oversight of the auditors, the auditing, accounting, and financial reporting processes, and the review of the Company’s financial reports and information. In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their audit, and reviewing the Company’s internal accounting controls. The Audit Committee operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee Charter is available on our website at investors.goodtimesburgers.com. The Audit Committee held four meetings during the fiscal year ended September 24, 2019.

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Compensation Committee

The Board has determined that all of the members of the Compensation Committee are independent under the NASDAQ listing standards and Rule 10C-1 under the Exchange Act. The function of the Compensation Committee is to consider and determine all matters relating to the compensation of the President and Chief Executive Officer and other executive officers, including matters relating to the employment agreements. The Compensation Committee held two meetings during the fiscal year ended September 24, 2019.

The responsibility of the Compensation Committee is to review and approve the compensation and other terms of employment of our Chief Executive Officer and our other executive officers, including all of the executive officers named in the Summary Compensation Table in this proxy statement (the “Named Executive Officers”). Among its other duties, the Compensation Committee oversees all significant aspects of the Company’s compensation plans and benefit programs. The Compensation Committee annually reviews and approves corporate goals and objectives for the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance against those goals and objectives. The Compensation Committee also recommends to the Board the compensation and benefits for members of the Board. The Compensation Committee has also been appointed by the Board to administer our 2018 Omnibus Equity Incentive Plan. The Compensation Committee does not delegate any of its authority to other persons.

In carrying out its duties, the Compensation Committee participates in the design and implementation and ultimately reviews and approves specific compensation programs for executive management. The Compensation Committee reviews and determines the base salaries for the Named Executive Officers and approves awards to the Named Executive Officers under the Company’s equity compensation plans.

In determining the amount and form of compensation for Named Executive Officers other than the Chief Executive Officer, the Compensation Committee obtains input from the Chief Executive Officer regarding the duties, responsibilities, and performance of the other executive officers and the results of performance reviews. The Chief Executive Officer also recommends to the Compensation Committee the base salary levels for all Named Executive Officers and the award levels for all Named Executive Officers under the Company’s equity compensation programs. No Named Executive Officer attends any executive session of the Compensation Committee or is present during final deliberations or determinations of such Named Executive Officer’s compensation. The Chief Executive Officer also provides input with respect to the amount and form of compensation for the members of the Board.

The Compensation Committee has the authority to directly engage, at the Company’s expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of executive and director compensation.

The Compensation Committee operates pursuant to a written charter adopted by the Board. A current copy of the Compensation Committee Charter is available on our website at investors.goodtimesburgers.com.

Communication with Directors

The Board welcomes questions or comments about us and our operations. Those interested may contact the Board, as a whole, or any one or more specified individual directors by sending a letter to the intended recipients’ attention in care of Good Times Restaurants Inc., Attention: Corporate Secretary, 141 Union Boulevard, #400, Lakewood, CO 80228. All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Director Attendance at Meetings

There were twelve meetings of the Board held during the fiscal year ended September 24, 2019. No member of the Board attended fewer than 75% of the Board meetings and applicable committee meetings for the fiscal year ended September 24, 2019.

The Company does not have a formal policy on director attendance at the annual meeting. All current directors of the Company attended the 2019 Annual Meeting of Stockholders, which was held on January 31, 2019.

Nominee Selection Process

Our Board, as a whole, acts as the nominating committee for the selection of nominees for election as directors. We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of our independent directors. The Board will consider suggestions by stockholders for possible future nominees for election as directors at the next annual meeting when the suggestion is delivered in writing to the corporate secretary of the Company by August 30 of the year immediately preceding the annual meeting.

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The Board selects each nominee, subject to recommendation by related parties, contractual representation or designation rights held by certain stockholders, based on the nominee’s skills, achievements, and experience, with the objective that the Board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders. The Board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment, and a reputation for integrity.

The Board evaluates each potential nominee individually and in the context of the Board as a whole. The objective is to recommend a group that will effectively contribute to our long-term success and represent Stockholder interests. In determining whether to recommend a director for re-election, the Board also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

When seeking candidates for director, the Board solicits suggestions from incumbent directors, management, stockholders, and others. The Board does not have a charter for the nominating process.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s business.

Directors’ Compensation

Each non-employee director receives $15,000 annually, payable $3,750 quarterly for four regularly scheduled Board meetings and an additional $1,500 for each additional in-person meeting. The Chairman of the Board receives an additional $500 for each meeting.

Members of the Audit Committee each receive $1,000 annually, payable $250 quarterly for four meetings. The Chairman of the Audit Committee receives an additional $500 annually, payable $125 quarterly.

Members of the Compensation Committee each receive $1,000 annually, payable $250 quarterly. The Chairman of the Compensation Committee receives an additional $500 annually, payable $125 quarterly.

The following table sets forth compensation information for the fiscal year ended September 24, 2019 with respect to directors:

Director Compensation Table for Fiscal Year Ended September 24, 2019:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Stock Awards ($) (1)	Total $
Geoffrey R. Bailey	18,500		10,823	29,323
Robert J. Stetson	17,000		10,823	27,823
Charles Jobson	17,000		10,823	27,823
Jason Maceda	16,500		10,823	27,323
Boyd E. Hoback (2)	-		-	-

(1)	Reflects the grant date fair value of restricted stock units granted to each director in fiscal 2019. The grant date fair value of the restricted stock units granted to the directors is determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”) and does not include any reduction in value for the possibility of forfeiture. The Company's accounting treatment for equity awards is set forth in Note 7 of the notes to the Company's 2019 consolidated financial statements. There were no option awards modified in 2019.
(2)	Mr. Hoback was an employee director and did not receive additional fees for service as a member of the Board. His respective compensation is reflected in the Summary Compensation Table of this proxy statement. On October 8, 2019, Boyd Hoback’s employment as Chief Executive Officer of Good Times Restaurants Inc. (the “Company”) ended by mutual agreement between the Company and Mr. Hoback. Mr. Hoback also resigned from the Company’s Board of Directors.

As of September 24, 2019, the following non-employee directors held stock equity compensation awards to purchase the following number of shares of our Common Stock: Mr. Bailey 19,162.

As of September 24, 2019, the following non-employee director held restricted stock units as follows: Mr. Bailey 7,836 shares, Mr. Stetson 2,740 shares, Mr. Jobson 2,740 shares and Mr. Maceda 2,740 shares.

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Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act, directors, executive officers and persons who own more than ten percent of our Common Stock must disclose their initial beneficial ownership of the Common Stock and any changes in that ownership in reports which must be filed with the SEC and the Company. The SEC has designated specific deadlines for these reports and the Company must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of the reports filed electronically with the SEC and written representations received from reporting persons the Company believes that during the fiscal year ended September 24, 2019, all Section 16(a) filing requirements for its officers, directors, and more than ten percent stockholders were complied with on a timely basis except reports relating to the following director:

Mr. Charles Jobson filed one late Form 4 on November 21, 2019, reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Since the beginning of fiscal 2018, the Company did not have any transactions to which it has been a participant that involved amounts that exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or any other “related person” as defined in Item 404(a) of Regulation S-K had or will have a direct or indirect material interest.

Other

None.

AUDIT COMMITTEE REPORT

Management is responsible for the internal controls and financial reporting process for the Company. The independent registered public accounting firm for the Company is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report on those financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the Company’s financial statements for the fiscal year ended September 24, 2019. Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by the PCAOB Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Good Times Restaurants Inc. Annual Report on Form 10-K for the fiscal year ended September 24, 2019 for filing with the SEC.

Audit Committee

Jason S. Maceda, Chairman
Charles Jobson
Robert J. Stetson

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Moss Adams for its audit of the Company’s annual financial statements and its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, were $189,990 for the fiscal year ended September 24, 2019 compared to $142,050 in fees for the fiscal year ended September 25, 2018.

Audit-Related Fees

The aggregate fees billed to the Company for all other audit related fees for services rendered by Moss Adams for the fiscal year ended September 24, 2019 were $20,600 compared to $18,500 in fees for the fiscal year ended September 25, 2018. These fees are primarily related to audit services provided in connection with other regulatory or statutory filings and a 401(k) Plan audit.

Tax Fees

The aggregate fees billed by Moss Adams for the preparation and review of the Company’s tax returns, as well as for limited tax consulting work, for the fiscal year ended September 24, 2019 were $71,450 compared to $33,500 in fees for the fiscal year ended September 25, 2018.

All Other Fees

Other than the fees described above, there were no aggregate fees billed by Moss Adams for the fiscal years ended September 24, 2019 and September 25, 2018.

Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services (unless subject to a de minimis exception allowed by law) provided by our independent auditors, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee. All audit and other services provided by Moss Adams during the fiscal years ended September 24, 2019 and September 25, 2018, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter. There were no other services or products provided by Moss Adams to us or related fees during the fiscal years ended September 24, 2019 and September 25, 2018 except as discussed above.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

We maintain the equity awards granted under the 2008 Omnibus Equity Incentive Compensation Plan (the “2008 Plan”), as amended September 14, 2008, as further amended on May 24, 2018. Awards made under the 2008 Plan remain outstanding and continue to be subject to the terms and conditions of the 2008 Plan. No additional awards may be granted under the 2008 Plan. On May 24, 2018, our stockholders approved the 2018 Omnibus Equity Incentive Plan (the “2018 Plan”). The total number of shares available for issuance under the 2018 Plan is 750,000. For additional information, see Note 7, Stockholders’ Equity, in the Notes to the Consolidated Financial Statements included in the Annual Report. The following table gives information about equity awards under our plans as of September 24, 2019:

Equity Compensation Plan Information:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants & rights (1)	Weighted-average exercise price of outstanding options, warrants & rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,033,715	$3.53	239,797

(1)	In addition to shares underlying outstanding options, the amount in column (a) includes 165,275 shares of common stock subject to restricted stock units (with an exercise price of $0) that entitle each holder to one share of common stock for each unit that vests over the holder’s period of continued service or based upon the achievement of certain performance criteria.
(2)	Excludes restricted stock units which are issued with an exercise price of $0.

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OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of the Company’s Common Stock as of December 16, 2019 by each person known by the Company to be the beneficial owner of more than five percent of the shares of the Company’s Common Stock, each director and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. The address for the directors and officers is 141 Union Boulevard, #400, Lakewood, CO 80228.

HOLDER:	Number of shares beneficially owned**		Percent of class (1)
Directors and Officers:
Geoffrey R. Bailey, Director	34,496	(2)	*
Charles Jobson, Director	2,020,490	(3)	16.40%
Jason S. Maceda, Director	5,913		*
Robert J. Stetson, Director	636,605	(4)	5.17%
Ryan M. Zink, Acting Chief Executive Officer Chief Financial Officer and Treasurer	54,921	(5)	*
Scott G. LeFever, VP of Operations	110,816	(6)	*
Susan M. Knutson, Controller and Corporate Secretary	69,212	(7)	*
All current directors and executive officers as a group (7 persons)	2,932,453		23.12%
Former Directors and Officers:
Boyd E. Hoback, Director/President and Chief Executive Officer	384,660	(8)	3.07%

(1)	Based on 12,620,138 shares of Common Stock outstanding as of December 16, 2019.
(2)	Includes 19,162 shares underlying presently exercisable stock options.
(3)	Includes 208,333 shares held by the Jobson Family Foundation and 5,468 shares held by Delta Advisors, LLC. Mr. Jobson is the managing member of Delta Advisors, LLC and is the trustee of the Jobson Family Foundation.
(4)	Includes 440,000 shares of Common Stock held beneficially by REIT Redux, LP; 48,817 shares held by SLKW Investments, LLC; 20,500 shares held by Leanlien, LLC; and 127,288 shares of common stock held directly by Mr. Stetson. Mr. Stetson is the President of REIT Redux GP, LLC, which is the general partner of REIT Redux, LP. Mr. Stetson is managing member and is a beneficial owner of SLKW Investments, LLC. Leanlien, LLC is a trust in which Mr. Stetson has sole voting and investment power and beneficially owns 61% and his children beneficially own 39% of Leanlien, LLC.
(5)	Includes 5,575 shares underlying presently exercisable stock options.
(6)	Includes 64,971 shares underlying presently exercisable stock options.
(7)	Includes 46,106 shares underlying presently exercisable stock options.
(8)	Includes 227,704 shares underlying presently exercisable stock options, pursuant to the terms of Mr. Hoback’s Severance Agreement dated October 8, 2019. As Mr. Hoback is no longer required to make filings under Section 16 of the Securities Exchange Act of 1934, the shares reflected are based on his last known holdings.
*	Under 1% of class.
**	Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

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EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are as follows:

Name	Age	Position	With Company Since:
Ryan M. Zink	41	Acting Chief Executive Officer Chief Financial Officer and Treasurer	July 2017
Susan M. Knutson	61	Controller, Corporate Secretary	September 1987
Scott G. LeFever	61	Vice President of Operations, Good Times Burgers and Frozen Custard	September 1987

Ryan M. Zink was named Acting Chief Executive Officer, in October 2019, in addition to holding the position of Chief Financial Officer and Treasurer, a position he has held since July 2017. From March 2014 to July 2017, Mr. Zink held positions with INVISTA, a wholly-owned subsidiary of Koch Industries Inc., most recently as Corporate Finance Director and formerly as Operations Controller. From January 2000 to March 2014, he served in various capacities with F&H Acquisition Corp., parent of the Fox and Hound, and Champps restaurant brands, including Senior Vice President of Finance, and more recently as Chief Operating Officer for its Champps concept. Prior to his service with F&H, Mr. Zink worked for KPMG, LLP. In December 2013, F&H Acquisition Corp. filed a petition seeking relief under Chapter 11 of the United States Bankruptcy Code.

Scott G. LeFever has been Vice President of Operations for Good Times Burgers and Frozen Custard since August 1995 and has been involved in all phases of operations with direct responsibility for restaurant service performance, personnel, and cost controls.

Susan M. Knutson has been Controller and Corporate Secretary since 1993 with direct responsibility for overseeing the accounting department, maintaining cash controls, producing budgets, financials, and quarterly and annual reports required to be filed with the SEC and preparing all information for the annual audit.

Executive officers do not have fixed terms and serve at the discretion of the Board and subject to the terms of their employment agreements. There are no family relationships among the executive officers, directors or director nominees.

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The following table sets forth compensation information for the fiscal years ended September 24, 2019 and September 25, 2018 with respect to the Named Executive Officers:

Summary Compensation Table for the Fiscal Years Ended September 24, 2019 and September 25, 2018:

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (2)	All Other Comp. (3)	Total
Ryan M. Zink, Acting Chief Executive Officer, Chief Financial Officer and Treasurer	2019	$210,000	$-	$81,894	$51,433	$14,532	$357,859
	2018	200,000	60,679	100,000	-	17,811	378,490
Scott G. LeFever, Vice President of Operations, Good Times Burgers & Frozen Custard	2019	162,225	-	23,294	37,746	21,187	244,452
	2018	162,225	44,531	33,413	28,794	20,320	289,283
Susan M. Knutson, Controller and Corporate Secretary	2019	133,900	-	14,932	22,926	13,480	185,238
	2018	130,000	27,045	19,408	13,490	12,804	202,747
Boyd E. Hoback, Former President and CEO (4)	2019	247,520	-	102,570	82,294	26,768	459,152
	2018	238,000	97,086	71,064	67,592	26,568	500,310

(1)	The amounts indicated for Bonuses represent the amounts earned during the fiscal year.
(2)	The value of equity awards shown in these columns represents the grant date fair value calculated pursuant to ASC Topic 718 and does not include any reduction in value for the possibility of forfeiture. The Company's accounting treatment for equity awards is set forth in Note 7 of the notes to the Company's 2019 consolidated financial statements. There were no option awards re-priced in 2019.
(3)	The amounts indicated for Messrs. Zink, Hoback, LeFever and Ms. Knutson include an automobile allowance, long-term disability and the Company’s matching contribution to the 401(k) Plan.
(4)	Mr. Hoback’s employment was terminated on October 8, 2019. Pursuant to the terms of Mr. Hoback’s separation, and consistent with language in his then-existing employment agreement, all outstanding stock options and restricted stock units immediately vested and any stock options would remain non-forfeited for the natural life of each individual grant.

There were no SARs granted during the fiscal years ended September 24, 2019 or September 25, 2018, nor has there been any nonqualified deferred compensation paid to any Named Executive Officer during the fiscal years ended September 24, 2019 or September 25, 2018. The Company does not have any plans that provide for specified retirement payments and benefits at, following or in connection with retirement.

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The following table sets forth information as of September 24, 2019 on all unexercised options previously awarded to the Named Executive Officers:

Outstanding Equity Awards at Fiscal Year-End

Option Awards						Stock Awards
	# of Securities Underlying Unexercised Options
Name	Exercisable (#)	Unexercisable (#)		Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Boyd E. Hoback	4,551	-		$ 3.45	11/06/19	6,517	(2) (11)	$10.949	(2)
	10,647	-		$ 1.56	12/13/20	13,345	(5) (11)	$22,420	(5)
	5,000	-		$ 1.31	12/14/21	20,834	(10) (11)	$35,001	(10)
	45,696	-		$ 2.31	01/02/23
	44,000	-		$ 2.48	11/21/23
	9,981	6,654	(1) (11)	$ 5.29	11/23/25
	11,733	17,600	(3) (11)	$ 3.15	11/16/26
	5,363	21,454	(4) (11)	$ 3.55	06/27/28
	29,622	-	(6) (11)	$ 4.25	07/23/28
	-	15,000	(7) (11)	$ 5.00	10/12/28
	-	20,601	(8) (11)	$ 4.66	11/16/28
Ryan M. Zink	-	15,000	(7)	$ 5.00	10/12/28	24,691	(9)	$41,481	(9)
	-	12,876	(8)	$ 4.66	11/16/28	13,021	(10)	$21,875	(10)
Scott G. LeFever	1,449	-		$ 3.45	11/06/19	2,933	(2)	$4,928	(2)
	7,985	-		$ 1.56	12/13/20	6,275	(5)	$10,541	(5)
	22,346	-		$ 2.31	01/02/23	9,556	(10)	$16,054	(10)
	13,000	-		$ 2.48	11/21/23
	4,253	2,836	(1)	$ 5.29	11/23/25
	5,000	7,500	(3)	$ 3.15	11/16/26
	2,285	9,139	(4)	$ 3.55	06/27/28
	4,443	-	(6)	$ 4.25	07/23/28
	-	8,703	(8)	$ 4.66	11/16/28
Susan M. Knutson	1,267	-		$ 3.45	11/06/19	2.064	(2)	$3,467	(2)
	5,323	-		$ 1.56	12/13/20	3,645	(5)	$6,123	(5)
	18,132	-		$ 2.31	01/02/23	5,804	(10)	$9,751	(10)
	10,000	-		$ 2.48	11/21/23
	2,495	1,664	(1)	$ 5.29	11/23/25
	3,080	4,620	(3)	$ 3.15	11/16/26
	1,465	5,859	(4)	$ 3.55	06/27/28
	2,123	-	(6)	$ 4.25	07/23/28
	-	5,579	(8)	$ 4.66	11/16/28

(1)	The options were granted on November 23, 2015. Assuming continued employment with the Company, the shares under the stock award vest ratably over a five-year period and become fully vested on November 23, 2020.
(2)	The stock award was granted on November 16, 2016. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on November 16, 2019.
(3)	The options were granted on November 16, 2016. Assuming continued employment with the Company, the shares under the stock award vest ratably over a five-year period and become fully vested on November 16, 2021.
(4)	The options were granted on June 27, 2018. Assuming continued employment with the Company, the shares under the stock award vest ratably over a five-year period and become fully vested on June 27, 2023.
(5)	The stock award was granted on June 27, 2018. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on June 27, 2021.
(6)	The options were granted on July 23, 2018 in a value for value exchange of options issued on March 13, 2015, whereby the previous awards were cancelled. The shares underlying the options were issued fully vested.

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(7)	The options were granted on October 12, 2018. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on October 12, 2028.
(8)	The options were granted on November 16, 2018. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on November 16, 2028.
(9)	The stock award was granted on September 27, 2017. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on September 27, 2020.
(10)	The stock award was granted on November 16, 2018. Assuming continued employment with the Company, the shares under the stock award vest ratably over a three-year period and become fully vested on November 16, 2021.
(11)	Mr. Hoback’s employment was terminated on October 8, 2019. Pursuant to the terms of Mr. Hoback’s separation, and consistent with language in his then-existing employment agreement, all outstanding stock options and restricted stock units immediately vested and any stock options would remain non-forfeited for the natural life of each individual grant.

Employment Agreements

Ryan M. Zink: Pursuant to Mr. Zink’s amended and restated employment agreement (the “Zink Employment Agreement”), dated August 5, 2019 (the “Effective Date”), Mr. Zink will receive a minimum base salary of $210,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Mr. Zink. Mr. Zink will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion. In addition, Mr. Zink will receive an annual discretionary allowance of $15,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Mr. Zink’s employment is terminated (i) without cause by the Company, (ii) by Mr. Zink for Good Reason, (iii) by Mr. Zink following a willful and material breach of the Zink Employment Agreement by the Company or (iv) by the death or disability of Mr. Zink, Mr. Zink shall be entitled to an amount equal to the sum of (A) Mr. Zink’s Base Compensation for the fiscal year of the termination, (B) the average of Mr. Zink’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $15,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Mr. Zink at the time of his termination multiplied by 12. If, within one year after the Company experiences a change in control, Mr. Zink’s employment is terminated (i) without cause by the Company, (ii) by Mr. Zink for Good Reason, or (iii) as a result of a material breach of the Zink Employment Agreement by the Company, Mr. Zink shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Mr. Zink for the five fiscal years of the Company prior to such termination. Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the Zink Employment Agreement.

The Zink Employment Agreement provides for an initial term of one year from the Effective Date, and unless earlier terminated, the Zink Employment Agreement will automatically extend for additional periods of one year.

In connection with Mr. Zink’s appointment as acting Chief Executive Officer on October 8, 2019, the Company makes an additional payment to Mr. Zink equal to $10,000 each fiscal quarter during his service in such role.

Scott G. LeFever: Pursuant to Mr. LeFever’s employment agreement dated September 27, 2016 (the “LeFever Employment Agreement”), Mr. LeFever will receive a minimum base salary of $150,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Mr. LeFever. Mr. LeFever will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion. In addition, Mr. LeFever will receive an annual discretionary allowance of $12,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Mr. LeFever’s employment is terminated (i) without cause by the Company, (ii) by Mr. LeFever for Good Reason, (iii) by Mr. LeFever following a willful and material breach of the LeFever Employment Agreement by the Company or (iv) by the death or disability of Mr. LeFever, Mr. LeFever shall be entitled to an amount equal to the sum of (A) one times Mr. LeFever’s Base Compensation for the fiscal year of the termination, (B) one times the average of Mr. LeFever’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $12,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Mr. LeFever at the time of his termination multiplied by 12. If, within one year after the Company experiences a change in control, Mr. LeFever’s employment is terminated (i) without cause by the Company, (ii) by Mr. LeFever for Good Reason, or (iii) as a result of a material breach of the LeFever Employment Agreement by the Company, Mr. LeFever shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Mr. LeFever for the five fiscal years of the Company prior to such termination. Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the LeFever Employment Agreement.

The LeFever Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the LeFever Employment Agreement will automatically extend for additional periods of one year.

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Susan M. Knutson: Pursuant to Ms. Knutson’s Employment Agreement dated September 27, 2016 (the “Knutson Employment Agreement”), Ms. Knutson will receive a minimum base salary of $118,000, which base salary may be increased, but not decreased, if the Board determines that such increase is appropriate based upon performance reviews of Ms. Knutson. Ms. Knutson will also be eligible for performance cash bonuses and equity awards during each year of employment in amounts determined by the Board in its sole discretion. In addition, Ms. Knutson will receive an annual discretionary allowance of $6,000 and other benefits generally provided to the Company’s other executive officers under the Company’s welfare benefit plans, practices, policies and programs.

In the event that Ms. Knutson’s employment is terminated (i) without cause by the Company, (ii) by Ms. Knutson for Good Reason, (iii) by Ms. Knutson following a willful and material breach of the Knutson Employment Agreement by the Company or (iv) by the death or disability of Ms. Knutson, Ms. Knutson shall be entitled to an amount equal to the sum of (A) one times Ms. Knutson’s Base Compensation for the fiscal year of the termination, (B) one times the average of Ms. Knutson’s annual Target Bonus compensation for the two fiscal years immediately prior to the fiscal year of the termination, (C) $6,000, and (D) a lump sum amount equal to the monthly COBRA premium payable for the health insurance coverage of Ms. Knutson at the time of his termination multiplied by 12. If, within one year after the Company experiences a change in control, Ms. Knutson’s employment is terminated (i) without cause by the Company, (ii) by Ms. Knutson for Good Reason, or (iii) as a result of a material breach of the Knutson Employment Agreement by the Company, Ms. Knutson shall be entitled to an amount equal to 2.99 times the average W-2 Base Compensation and Target Bonus compensation of Ms. Knutson for the five fiscal years of the Company prior to such termination. Capitalized terms used in this paragraph but not defined in this paragraph have the respective meanings ascribed to them in the Knutson Employment Agreement.

The Knutson Employment Agreement provides for an initial term of three years from the Effective Date, and unless earlier terminated, the Knutson Employment Agreement will automatically extend for additional periods of one year.

STOCKHOLDER NOMINATIONS AND OTHER PROPOSALS

For inclusion in the proxy statement and form of proxy relating to the 2020 Annual Meeting of Stockholders of the Company, a Stockholder proposal intended for presentation at that meeting, submitted in accordance with the SEC’s Rule 14a-8, must be received by the Secretary at the Company’s corporate headquarters at 141 Union Boulevard, #400, Lakewood, CO 80228 on or before August 23, 2019. If notice of a proposal for which a Stockholder will conduct his or her own proxy solicitation is not received by the Company by November 6, 2019, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) of the Exchange Act, and the person named in proxies solicited by the Board may use his or her discretionary authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

However, in the event that the Company holds its 2020 Annual Meeting of Stockholders more than 30 days before or 30 days after the one-year anniversary date of the 2019 Annual Meeting, the Company will disclose the new deadlines by which Stockholder proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. The Company will not consider any proposal that is not timely or otherwise does not meet the SEC requirements for submitting a proposal.

OTHER MATTERS

As of the date of this proxy statement, our Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the Annual Meeting for action by the Stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board or, in the absence of such recommendation, in accordance with the judgment of the proxy holder.

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WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act. The Company files reports, proxy statements, and other information with the SEC. The statements and forms we file with the SEC have been filed electronically and are available for viewing or copy on the SEC maintained Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address for this site can be found at www.sec.gov.

A copy of the Company’s Annual Report can be found at the SEC’s internet site. The Company has provided, without charge to each Stockholder of record as of the record date, a copy of the Company’s Annual Report, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibits. Any such requests should be directed to the attention of our corporate secretary at the Company’s corporate offices located at 141 Union Boulevard, #400, Lakewood, Colorado 80228.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

BY ORDER OF THE BOARD OF DIRECTORS.

Ryan M. Zink

Acting Chief Executive Officer

Chief Financial Officer and Treasurer

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GOOD TIMES RESTAURANTS INC. ATTN: RYAN M. ZINK 141 UNION BOULEVARD, SUITE 400 LAKEWOOD, CO 80228

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E87407-P30636	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOOD TIMES RESTAURANTS INC.

The Board of Directors recommends you vote FOR the following proposals:

1.	ELECTION OF DIRECTORS. To elect four directors of the Company to serve for the next year.
Director Nominees:	For	Against	Abstain
1a. Geoffrey R. Bailey	☐	☐	☐
1c. Jason S. Maceda	☐	☐	☐
1b. Charles Jobson	☐	☐	☐
1d. Robert J. Stetson	☐	☐	☐

	For	Against	Abstain
2. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. To submit an advisory vote on the compensation of the Company’s named executive officers.	☐	☐	☐
3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2020.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in such name by an authorized person.

Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date